Exh. 10-33

                       ASSIGNMENT AND SECURITY AGREEMENT


        THIS ASSIGNMENT AND SECURITY AGREEMENT (this Agreement) is made and entered into as of the 6th day of November, 1997, by and between American Physicians Service Group, Inc., a Texas corporation (the Secured Party) and Consolidated Eco-Systems, Inc., an Idaho corporation formerly known as Exsorbet Industries, Inc. (the Debtor).

                                   RECITALS:

A. Debtor executed and delivered that certain Promissory Note dated November 26, 1996 (the Original Note) in the original principal amount of Three Million Three Hundred Thousand Dollars ($3,300,000) payable to the order of Secured Party.

B. The Original Note was secured pursuant to the following agreements, all for the benefit of Secured Party: (i) that certain Security Agreement dated December 12, 1996, entered into by7-7, Inc., an Arkansas corporation (7-7), formerly known as 7-7 Merger, Inc.; (ii) that certain Security Agreement dated September 30, 1996, entered into by 77; (iii) that certain Assignment and Security Agreement dated September 30, 1996, entered into by Debtor; and (iv) those certain Guaranty Agreements dated September 30, 1996, entered into by each of the following entities:

        a.      Consolidated Environmental Services, Inc., an Arkansas
                    corporation (CES);

        b.      Cierra, Inc., an Arkansas corporation (Cierra);

        c.      Larco Environmental Services, Inc., a Louisiana corporation
                    (Larco);

        d.      KR Industrial Services of Alabama, Inc., an Alabama corporation
                    (KR Industrial);

        e.      Exsorbet Technical Services, Inc., an Arkansas corporation
                    (Exsorbet Technical) doing business as SpilTech Services, Inc.;

        f.      Eco Acquisition, Inc., an Arkansas corporation (Acquisition), also known as Eco-Systems, Inc.; and

        g.      7-7

(all of the agreements described in (i) through (iv) above are collectively referred to herein as the Original Security Documents).

C. Debtor has executed and delivered a new note of even date herewith, payable to the order of Secured Party, in the original principal amount of $3,788,580 (the New Note) in renewal and extension of the Original Note, which New Note is also secured pursuant to (i) the Original Security Documents, and (ii) that certain Security Agreement of even date herewith entered into for the benefit of Secured Party by Larco (the Larco Security Agreement) (the agreements described in (i) and (ii) of this sentence, together with the Refinancing Agreement described below and this Agreement, are collectively referred to herein as the Security Documents).

D. Secured Party has requested that Debtor pledge the Collateral (as defined below) to secure certain obligations and liabilities, including without limitation (i) Debtors obligation to pay to Secured Party the New Note, (ii) Debtors performance of the covenants set forth in the Security Documents, (iii) Debtors and Debtors Subsidiaries (as hereinafter defined) performance of the covenants set forth in that certain Master Refinancing Agreement of even date herewith entered into for the benefit of Secured Party by Debtor and Debtors Subsidiaries (as hereinafter defined) (the Refinancing Agreement), and (iv) Debtors performance of the covenants more fully set forth herein.

        E. Reference is hereby made to Schedule I, attached hereto and incorporated herein by reference, for certain defined terms used in this Agreement.


                                   AGREEMENT:

        Now, Therefore, in consideration of the foregoing and the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which Debtor acknowledges, Debtor and Secured Party agree as follows:

                                   ARTICLE I
                       COLLATERAL AND SECURED OBLIGATIONS

1.1 GRANT OF SECURITY INTEREST. Debtor hereby assigns, transfers, and pledges to Secured Party, and Debtor hereby grants to Secured Party a security interest in, the following described collateral (collectively, the Collateral):

        (a) SHARES OF ACQUISITION AND LARCO. All issued and outstanding shares of common stock of Acquisition and Larco, including without limitation those shares evidenced by the certificates described in Schedule II attached hereto and incorporated herein, and any replacements, substitutions, or exchanges of such certificates; and any additional shares of common stock of Acquisition or Larco subsequently delivered or issued to Secured Party (the above described stock is sometimes collectively referred to as the Subsidiary Shares); and any options, rescission rights, registration rights, conversion rights, subscription rights, contractual or quasicontractual rights, warrants, redemption rights, redemption proceeds, calls, preemptive rights and all other rights and benefits pertaining to the Subsidiary Shares;

                (b) SHARES OF DEBTOR. 1,200,000 shares of the $.001 par value per share common stock of Consolidated (the Consolidated Shares), such Consolidated Shares being those certain shares of common stock of Consolidated purchased by Consolidated from Secured Party in November, 1996, for $3,300,000, and any replacements, substitutions, or exchanges of such certificates; and any options, rescission rights, registration rights, conversion rights, subscription rights, contractual or quasicontrac rights, warrants, redemption rights, redemption rights, redemption proceeds, calls, preemptive rights and all other rights and benefits pertaining to the Consolidated Shares (the Subsidiary Shares and the Consolidated Shares are sometimes collectively referred to as the Shares);

        (c) ACCOUNTS. All accounts and rights now or hereafter attributable to any of the Collateral described in (a) or (b) above, and all rights of Debtor now or hereafter arising under any agreement pertaining to the Collateral described in (a) or (b) above, including without limitation all distributions, proceeds, fees, dividends, preferences, payments or other benefits of whatever nature which Debtor are now or may hereafter become entitled to receive with respect to any Collateral described in (a) or (b) above; and

                (d) ADDITIONAL PROPERTY. Collateral shall also include the following property (collectively, the Additional Property) which Debtor becomes entitled to receive or shall receive in connection with any other Collateral:
(i) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split, reverse stock split or spinoff; (ii) any option, warrant, subscription or right, whether as an addition to or in substitution of any other Collateral; (iii) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property;
(iv) any interest, premium or principal payments; and (v) any conversion or redemption proceeds.

                (e) PROCEEDS. All proceeds (cash and noncash) arising out of the sale, exchange, collection or other disposition of all or any portion of the Collateral described in (a), (b), (c), or (d) above, including without limitation proceeds in the form of stock, accounts, chattel paper, instruments, documents, goods, inventory and equipment.

The security interest in the Collateral hereby granted by Debtor to Secured Party may sometimes be referred to in this Agreement as the Security Interest.

        1.2 OBLIGATIONS. This Agreement and the Security Interest shall secure full and punctual payment and performance of the following indebtedness, duties and obligations (the Obligations):

                (a) All covenants, obligations, and liabilities of Debtor and Debtors Subsidiaries to Secured Party under the Security Documents;

                (b) All principal, interest, fees and other amounts payable to the Secured Party pursuant to the New Note, including all future advances, extensions, renewals, modifications, increases, or substitutions thereof;

                (c) All liabilities and obligations of Debtor to Secured Party under and pursuant to this Agreement and/or any other contract or agreement between Secured Party and Debtor or between Secured Party and any Subsidiary or affiliate of Debtor; and

                (d) (i)all indebtedness, obligations and liabilities of Debtor and/or Debtors Subsidiaries and affiliates to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, arising from, connected with, or related to the Security Documents, the New Note, or any other document, agreement, or instrument executed in connection therewith, (ii)all accr but unpaid interest on any of the indebtedness described in (i)above, (iii)all obligations of Debtor and/or Debtors Subsidiaries and affiliates to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv)all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys fees, and (v)all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

                (e) All sums expended or advanced by Secured Party pursuant to any term or provision of this Agreement (i) to collect and/or enforce the Obligations, (ii) to maintain, protect and preserve the Collateral, and (iii) all other sums now or hereafter loaned or advanced by Secured Party to Debtor, or expended by Secured Party for the account of Debtor or otherwise owing by Debtor to Secured Party, in respect to the Obligations.

        1.3 VOTING RIGHTS. As long as no Event of Default shall have occurred hereunder, any voting rights incident to any stock or other securities pledged as Collateral may be exercised by Debtor; provided, however, that Debtor will not exercise, or cause to be exercised, any such voting rights, without the prior written consent of Secured Party, if the direct or indirect effect of such vote will result in an Event of Default hereunder


                                   ARTICLE II
       DEBTORS REPRESENTATIONS AND WARRANTIES WITH RESPECT TO COLLATERAL

        Debtor hereby represents and warrants to Secured Party as follows:

2.1 OWNERSHIP OF COLLATERAL. Debtor has good and marketable title to the Collateral free and clear of any liens, security interests, shareholders agreement, calls, charge, or encumbrance, except for this Security Interest. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except as may have been filed in favor of Secured Party relating to this Agreement.

2.2 POWER & AUTHORITY.Debtor has the lawful right, power, and authority to grant the Security Interest in the Collateral. This Agreement, together with all filings and other actions necessary or desirable to perfect and protect such security interest, which have been duly taken, create a valid and perfected first priority security interest in the Collateral securing the payment and performance of the Obligations.

2.3 NO AGREEMENTS. The Shares are not subject to any right of redemption by Acquisition, Larco, or Consolidated, as applicable, or any call or put options, voting trust, proxy, shareholders agreement, right of first refusal or any provision of the articles of incorporation or bylaws of Acquisition, Larco, or Debtor, as applicable, or any other document or agreement which would in any way impair or adversely affect this Security Interest or the rights of Secured Party under this Agreement.

2.4 LOCATION. Debtors principal place of business and chief executive office are located at 6807 West 12th Street, Little Rock, Arkansas, 72204. The office where the records concerning the Collateral are kept is located at Debtors principal place of business.

2.5 SOLVENCY OF DEBTOR AND THE SUBSIDIARIES. As of the date hereof, and after giving effect to this Agreement, the Security Documents and the New Note, and the completion of all other transactions contemplated by Debtor and the Subsidiaries at the time of the execution of this Agreement and the New Note,
(i) Debtor and each Subsidiary (other than Cierra, CES and 77) is and will be solvent, (ii) the fair saleable value of Debtors assets exceeds and will continue to exceed Debtor's liabilities (both fixed and contingent), and (iii) Debtor has and will have sufficient capital to carry on Debtors businesses and all businesses in which Debtor is about to engage.

2.6 SECURITIES. Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and nonassessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Debtor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral. Debtor owns all of the issued and outstanding stock, of all classes, of Acquisition and Larco, and there are no outstanding stock rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding entitling any party, including Debtor, to obtain (through conversion or otherwise) any capital stock, of any class, of Acquisition or Larco. All issued and outstanding shares of common stock of Acquisition and Larco are evidenced by the certificates described in
Schedule II attached hereto.

2.7 OWNERSHIP OF SHARES. Debtor is, as of the date hereof, the legal and beneficial owner of the Shares, and Debtor has paid the full purchase price or other consideration for the Shares on the date hereof.

2.8 SUBSIDIARY SHARES ISSUED AND PAID. All of the Subsidiary Shares are validly issued and outstanding shares of capital stock of Acquisition and Larco, as applicable, and are fully paid and nonassessable.

2.9 CONSOLIDATED SHARES ISSUED. All of the Consolidated Shares are validly issued to Debtor, and since being purchased by Debtor, have been held by Debtor and reflected on its books and in all filings with the Securities Exchange Commission and other regulatory bodies, as treasury shares, and have not been retired or otherwise transferred to the status of unissued shares.

                                  ARTICLE III
                  DEBTORS OTHER REPRESENTATIONS AND WARRANTIES

        3.1 GOODSTANDING - DEBTOR. Debtor is a duly formed Idaho corporation, duly organized and in good standing under the laws of Idaho, qualified to do business in and in good standing in each state or country in which such qualification is necessary for the conduct of its business, and has the power to own its property and to carry on its business in each jurisdiction in which Debtor operates.

        3.2 GOODSTANDING - SUBSIDIARIES. Each Subsidiary (as more fully described below) is a duly formed corporation under the laws of the state of its incorporation, duly organized and in good standing under the laws of the state of its incorporation, qualified to do business in and in good standing in each state or country in which such qualification is necessary for the conduct of its business, and has the power to own its property and to carry on its business in each jurisdiction in which it operates. As of the date hereof, the Subsidiaries constitute all the subsidiaries of Debtor which generate revenue and/or own any assets and/or engage in any business activities.

        3.3 AUTHORITY AND COMPLIANCE.Debtor has full power and authority toenter into this Agreement. Debtor and Debtors Subsidiaries, where applicable, have full power and authority to enter into and perform their obligations under the New Note, the Refinancing Agreement, and all other Security Documents governed by this Agreement and the Refinancing Agreement, all of which have been duly authorized by all proper and necessary corporate action. No further consent or approval is required as a condition to the validity of this Agreement, the New Note, or any other Security Documents. Debtor and each Subsidiary is in compliance with all Laws to which it is subject.

3.4 BINDING AGREEMENT. This Agreement, the Security Documents, and the New Note constitute valid and legally binding obligations of Debtor and, where applicable, the Subsidiaries, in accordance with their terms, subject to the applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally.

3.5 LITIGATION. There are no proceedings pending or, to the knowledge of Debtor, threatened before any court or administrative agency which will or may have a material adverse effect on the financial condition or operations of Debtor or any Subsidiary or upon Debtors or any Subsidiarys ability to perform its obligations under the New Note, this Agreement, or the Security Documents.

3.6 NO CONFLICTING AGREEMENTS.There are no charter, bylaw or stock provisions of Debtor and no provisions of any existing agreement, mortgage, indenture or contract binding on Debtor or affecting its property, which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of the New Note, this Agreement or the Security Documents. There are no charter, bylaw or stock provisions of any Subsidiary and no provisions of any existing agreement, mortgage, indenture or contract binding on any Subsidiary or affecting its property, which would conflict with or in any way prevent the execution, delivery, or carrying out of the terms of any of the Security Documents to which such Subsidiary is a party.

3.7 OWNERSHIP OF ASSETS.Debtor has good and full title to the Collateral,and the Collateral is owned free and clear of liens, charges, claims, security interests, and other encumbrances. Debtor will at all times maintain its tangible property, real and personal, in good order and repair taking into consideration reasonable wear and tear.

3.8 TAXES. Debtor and each Subsidiary has filed all tax returns required to be filed and has paid taxes shown thereon to be due, including interest and penalties, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals, and reserves on the books of Debtor or the Subsidiary in respect of any taxes or other governmental charges are, in the opinion of Debtor and such Subsidiary, adequate.

3.9 FINANCIAL STATEMENTS. The books and records of Debtor properly reflect Debtor's financial condition, and the financial statements of Debtor submitted to Secured Party properly reflect Debtor's financial condition as of such date and were prepared in accordance with generally accepted accounting principles, consistently applied.

3.10  ERISA  PLAN.  No  Reportable  Event or  Prohibited
Transaction (as those terms are defined by erisa) has occurred with respect to any employee benefit plan of Debtor or any Subsidiary which is subject to erisa. Neither Debtor nor any Subsidiary has incurred any material accumulated unfunded deficiency within the meaning of erisa, and neither Debtor nor any Subsidiary has incurred any material liability to the Pension Benefit Guaranty Corporation established under erisa (or any successor thereto under erisa) in connection with any such benefit plan.

                                   ARTICLE IV
                 DEBTOR'S COVENANTS WITH RESPECT TO COLLATERAL

        Debtor covenants and agrees that from the date hereof and until the payment and performance in full of the Obligations unless Secured Party otherwise consents in writing:

        4.1 DELIVERY OF INSTRUMENTS AND/OR CERTIFICATES. Contemporaneously herewith, Debtor covenants and agrees to deliver to Secured Party any certificates, documents, or instruments representing or evidencing the Collateral, with Debtors endorsement thereon and/or accompanied by property instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party.

        4.2 FURTHER ASSURANCES - All Shares. Debtor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Party;
(C) cooperating with Secured Party in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Secured Partys security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party. If all or any part of the Collateral is securities issued by an agency or department of the United States, Debtor covenants and agrees, at Secured Partys request, to cooperate in registering such securities in Secured Partys name or with Secured Partys account maintained with a Federal Reserve Bank.

        4.3 FURTHER ASSURANCES - CONSOLIDATED SHARES. Contemporaneously herewith, Debtor covenants and agrees to issue and deliver (unless already issued and delivered) to Secured Party a stock certificate evidencing the Consolidated Shares, with Debtors endorsement thereon, in form and substance satisfactory to Secured Party. Debtor further covenants and agrees that it will, at all times, except as may be consented to otherwise in writing by Secured Party in connection with any registration and sale of the Consolidated Shares for the benefit of Secured Party, maintain the Consolidated Shares as issued treasury shares, and will not retire or otherwise transfer the Consolidated Shares, on its books or to any third party.

        4.4 ADDITIONAL PROPERTY. All Additional Property received by Debtor shall be received in trust for the benefit of Secured Party. All Additional
Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Debtor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Debtor shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

        4.5 SALE, TRANSFER, ENCUMBRANCE. Debtor will not sell, transfer, mortgage, or otherwise encumber any Collateral or impair the value thereof in any manner without Secured Partys prior written consent, including without limitation by purchase, lease, barter, trade, payment deferral, or the creation, assumption or guarantee of indebtedness or other lending of credit. Secured Partys written consent to any sale, mortgage, transfer, or encumbrance shall not be construed to be a waiver of this provision in respect to any subsequent proposed sale, mortgage, transfer, or encumbrance.

        4.6 LIENS. Neither Debtor nor any person acting on Debtors behalf has, or shall have any right, power, or authority to and shall not create, incur, or permit to be placed or imposed, upon the Collateral, any lien of any type or nature whatsoever, other than the liens in favor of Secured Party.

        4.7 MATTERS OR OCCURRENCES AFFECTING COLLATERAL OR THIS AGREEMENT. Debtor will promptly notify Secured Party of any and all matters or occurrences that may have a material adverse effect on the status or value of the Collateral or this Agreement, including without limitation the occurrence of an Event of Default, or an event which, with giving of notice or lapse of time, or both, would constitute an Event of Default.

        4.8 AGREEMENTS PERTAINING TO COLLATERAL. Debtor will not enter into any type of contract or agreement pertaining to any of the Collateral or in any way transfer any voting rights pertaining to the Collateral to any person.

        4.9 CHANGE OF NAME. Debtor shall not change its name (or any assumed name or other name under which Debtor does business) unless at least thirty (30) days prior to the effective date of any such name change, Debtor gives Secured Party written notice of such intended name change and the new name. Debtor shall execute all such documents and agreements (including without limitation security agreements, financing statements, and amendments to financing statements) as Secured Party may reasonably request in connection with any such name change.

        4.10 DILUTION OF OWNERSHIP. As to any securities pledged as Collateral, Debtor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer, (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities.

        4.11 RESTRICTIONS ON SECURITIES. Debtor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party. Debtor will not engage in any stock split, reverse stock split, stock dividend, reclassification, or other similar act or transaction regarding its capital stock unless the Consolidated Shares are included in such act or transaction and effected thereby in all respects the same as any other shares, or class of shares, of Debtors capital stock.


                                   ARTICLE V
                         DEBTORS AFFIRMATIVE COVENANTS

        Until payment and performance of all Obligations, Debtor covenants and agrees as follows:

       5.1 FINANCIAL STATEMENTS. Debtor and each Subsidiary shall maintain a system of accounting reasonably satisfactory to Secured Party and in accordance with generally accepted accounting principles consistently applied, and will permit Secured Party's officers or authorized representatives to visit and inspect Debtor's and Subsidiarys books of account and other records at such reasonable times and as often as Secured Party may desire during office hours and after reasonable notice to Debtor and the applicable Subsidiary. Unless written notice of another location is given to Secured Party, Debtor's books and records will be located at Debtor's address set forth above. Debtor and each Subsidiary further agree that Debtor and the Subsidiaries will promptly provide Secured Party with such additional information, reports or statements respecting their business operations and financial condition as Secured Party may reasonably request from time to time. Debtor shall deliver to Lender, within three (3) days after filing same, all annual, periodic, and other filings made by Debtor with the Securities and Exchange Commission.

        5.2 INSURANCE. Debtor and each Subsidiary shall maintain insurance with responsible insurance companies on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, specifically to include a policy of fire and extended coverage insurance covering all assets, and liability insurance, all to be with such companies and in such amounts satisfactory to Secured Party and to contain a mortgage clause naming Secured Party as its interest may appear. Evidence of such insurance will be supplied to Secured Party.

       5.3 EXISTENCE AND COMPLIANCE. Debtor and each Subsidiary shall maintain its corporate existence in good standing and comply with all Laws applicable to it or to any of its property, business operations and transactions. Debtor and each Subsidiary shall qualify as a foreign corporation in all jurisdictions wherein any property now or hereafter owned or any business now or hereafter transacted by Debtor or such Subsidiary makes such qualifications necessary.

        5.4 ADVERSE CONDITIONS OR EVENTS. Debtor and the Subsidiaries shall promptly advise Secured Party in writing of any litigation filed against Debtor or any Subsidiary and of any condition, event or act which comes to its attention that would or might have a material adverse effect on Debtors or any Subsidiarys financial condition or on Debtors ability to perform the Obligations or any Subsidiarys ability to perform under its guaranty agreement executed in favor of Secured Party with respect to the Obligations, including without limitation any Environmental Condition that might have such a material adverse effect the financial condition of Debtor or any Subsidiary, any Reportable Event, or any event that could be the basis for institution of proceedings by the Pension Benefit Guaranty Corporation to terminate a plan subject to erisa.

        5.5 TAXES. Debtor and each Subsidiary shall pay all taxes as they become due and payable.

        5.6 MAINTENANCE. Debtor and each Subsidiary shall maintain all of its tangible property in good condition and repair, reasonable wear and tear excepted, and make all necessary replacements thereof, and preserve and maintain all licenses, privileges, franchises, certificates and the like necessary for the operation of their respective business.

        5.7 ENVIRONMENTAL. Debtor and each Subsidiary shall promptly give Secured Party written notice of any investigation, claim, demand, lawsuit or other action by any governmental or regulatory agency or private party involving any property owned or leased by Debtor or any Subsidiary and any Hazardous Substance or Environmental Law of which Debtor or any Subsidiary has knowledge. If Debtor or any Subsidiary learns, or is notified by any governmental or regulatory authority, that any removal or other remediation of any Hazardous Substance affecting any property owned by Debtor or any Subsidiary is necessary, Debtor or such Subsidiary shall promptly take all necessary remedial actions in accordance with Environmental Law.

        5.8 SUBSIDIARIES. Subsidiary means (a) CES; (b) Cierra; (c) Larco; (d) KR Industrial; (e) Exsorbet Technical; (f) Acquisition; and (g) 7-7. Debtor and Secured Party contemplate that, from time to time, additional subsidiaries, either directly or indirectly wholly-owned by Debtor, may be formed. Upon such formation, each such new subsidiary shall sign a Guaranty Agreement in the form substantially the same as those executed in connection with the Security Documents, and shall execute and be bound by the Refinancing Agreement. Each such new subsidiary shall be deemed a Subsidiary as defined in and used in this Agreement and shall be subject to the terms, conditions, and covenants of this Agreement.

        5.9 DIVIDEND RIGHTS. Secured Party shall have the sole right to receive, hold and apply as Collateral any dividends or other distributions with respect to the Collateral, or any part thereof, in cash or in kind. All dividend and other distributions which are received by Debtor contrary to the provisions the preceding sentence shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Debtor, and shall be forthwith paid over to Secured Party in the exact form received (properly endorsed or assigned if requested by Secured Party), to be held by Secured Party as Collateral, or, in Secured Partys sole discretion, to be applied against payment of any Obligation.

                                   ARTICLE VI
                               NEGATIVE COVENANTS

        Until payment and performance of all Obligations, Debtor covenants and agrees that Debtor and each of its Subsidiaries will not, without the prior written consent of Secured Party:

     6.1 TRANSFE OF ASSETS. Enter into any merger or consolidation, or sell, lease, assign, or otherwise dispose of or transfer any assets having a book value or fair market value of greater than $50,000 except in the normal course of its business.

     6.2 CHANGE IN OWNERSHIP OR STRUCTURE. Dissolve or liquidate; become a party to any merger or consolidation; reorganize as a professional corporation; acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any corporation or other entity; or sell, transfer, lease, or otherwise dispose of all or any substantial part of its property or assets or business.

     6.3 LIENS. Knowingly grant, suffer, or permit liens on or security interests in Debtor's or such Subsidiarys assets, or fail to promptly pay all lawful claims, whether for labor, materials, or otherwise, except for purchase money security interests arising in the ordinary course of business.

     6.4 LOANS. Make any loans, advances or investments to or in any joint venture, corporation or other entity, except for the purchase of U.S. Government obligations or the purchase of Federally-insured certificates of deposit.

     6.5 BORROWINGS. Create, incur, assume, or become liable in any manner for any indebtedness (for borrowed money, deferred payment for the purchase of assets, lease payments, as surety or guarantor of the debt of another, or otherwise) other than to Secured Party without Secured Party's prior written consent, except trade debts incurred in the ordinary course of business.

     6.6 VIOLATE OTHER COVENANTS.Violate or fail to comply with any covenants or agreements regarding other debt which will or would with the passage of time or upon demand cause the maturity of any other debt to be accelerated.

     6.7 ENVIRONMENTAL. Cause or permit the presence, use, disposal, storage, or release of any Hazardous Materials on or in any property owned by, leased by, or managed or operated by Debtor or any Subsidiary. Debtor and each Subsidiary shall not do, nor allow anyone else to do, any act that is in violation of any Environmental Law.

     6.8 DIVIDENDS. Declare any dividends on any shares of any class of its capital stock, or apply any of its property or assets to the purchase, redemption or other retirement of any shares of any class of capital stock or in any way amend its capital structure.

     6.9 CHARACTER OF BUSINESS. Change the general character of business as conducted at the date hereof, or engage in any type of business not reasonably related to its business as presently and normally conducted.

                                  ARTICLE VII
                              DEFAULT AND REMEDIES

     7.1 EVENTS OF DEFAULT. An Event of Default (herein so called) shall exist if any one or more of the following events shall occur:

                (a) The failure of Debtor to pay any amount of principal under and/or interest on the New Note, or any other amounts due under the New Note within fifteen (15) calendar days after such principal, interest or other amount is due;

                (b) Debtors breach of a covenant in this Agreement or any other failure to perform its obligations under this Agreement or any other Security Documents;

                (c) Any representation or warranty made in this Agreement or any other Security Documents shall be false or materially misleading, as determined in the reasonable discretion of Secured Party;

                (d) The occurrence of an Event of Default of any other Security Documents;

                (e) If Debtor or any other party obligated to pay any portion of the Obligations: (i) becomes insolvent (except for any insolvency, as of the date hereof, of CES, Cierra or 77), or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due and Secured Party, in good faith, determines that such event or condition could l to a material impairment of the Collateral, or any part thereof, or of any other payment security for any of the Obligations;
(iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called Applicable Bankruptcy Law) or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within ninety(90) days any final money judgment against such party; or

                (f) The issuer of any securities constituting Collateral files a petition for relief under any Applicable Bankruptcy Law, an involuntary petition for relief is filed against any such issuer under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within thirty (30) days after the filing thereof, or an order for relief naming any such issuer is entered under any Applicable Bankruptcy Law.

        7.2     SECURED PARTYS REMEDIES.  Upon the occurrence of an Event of
Default:

                (a) Secured Party may declare the Obligations in whole or part immediately due and may enforce payment and performance of the same and exercise any rights under the Texas ucc, rights and remedies of Secured Party under this Agreement, or otherwise.

                (b) Secured Party may, at Secured Party's option and at the expense of Debtor, either in Secured Party's own right or in the name of Debtor and in the same manner and to the same extent that Debtor might reasonably so act if this Agreement had not been made: (i) do all things requisite, convenient, or necessary to enforce the performance and observance of all rights, remedies and privileges of Debtor arising from the Collateral, or any part thereof, including without limitation compromi waiving, excusing, or in any manner releasing or discharging any obligation of any party to or arising from the Collateral;

(ii) take possession of the books, papers, chattel paper, documents of title, and accounts of Debtor, wherever located, relating to the Collateral; (iii) sue or otherwise collect and receive money attributable to the Collateral; and (iv) exercise any other lawfully available powers or remedies, and do all other things which Secured Party deems requisite, convenient or necessary or which the Secured Party deems proper to protect the Security Interest.

                (b) Secured Party may foreclose this Agreement in the manner now or hereafter provided or permitted by law and may upon such reasonable notification prior thereto as may be required by applicable law (Debtor hereby agreeing that ten days' notice is commercially reasonable), sell, assign, transfer, or otherwise dispose of the Collateral at public or private sale, in whole or in part, and Secured Party may, in its own name or as Debtors attorneyinfact effectively assign and transfer the Collateral, or any part thereof, absolutely, and execute and deliver all necessary assignments, conveyances, bills of sale, and other instruments with power to substitute one or more persons or corporations with like power. Any such foreclosure sale, assignment, transfer, or other disposition shall, to the extent permitted by law, be a perpetual bar, both at law and in equity, against Debtor and all persons and corporations lawfully claiming by or through or under Debtor. Any such foreclosure sale may be adjourned from time to time. Upon any sale, Secured Party may bid for and purchase the Collateral, or any part thereof, and upon compliance with the terms of sale may hold, retain, possess and dispose of the Collateral, in its absolute right without further accountability. Secured Party shall have the right to be credited on the amount of its bid a corresponding amount of the Obligations as of the date of such sale.

                (c) If, in the opinion of Secured Party, there is any question that a public sale or distribution of any Collateral will violate any state or federal securities law, Secured Party (i) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (ii) may sell such securities in an intrastate offering und Section 3(a)(11) of the Securities Act of 1933, and no sale so made in good faith by Secured Party shall be deemed to be not commercially reasonable because so made.

                (d) Not in limitation of any other provision of this Agreement, Secured Party shall have all rights and remedies of a secured party under the Texas UCC.

        7.3 APPLICATION OF PROCEEDS. Secured Party may apply the proceeds of any foreclosure sale hereunder or from any other permitted disposition of the Collateral or any part thereof as follows: (a)first, to the payment of all reasonable costs and expenses of any foreclosure and collection hereunder and all proceedings in connection therewith, including reasonable attorneys' fees;
(b)then, to the reimbursement of Secured Party for all disbursements made by Secured Party for taxes, assessments or liens superior to the Security Interest and which Secured Party shall deem expedient to pay; (c)then, to the reimbursement of Secured Party of any other disbursements made by Secured Party in accordance with the terms hereof; (d) then, to or among the amounts of fees, interest and principal then owing and unpaid in respect of the Obligations, in such priority as Secured Party may determine in its discretion; and (e)the remainder of such proceeds, if any, shall be paid to Debtor. If such proceeds shall be insufficient to discharge the entire Obligations, Secured Party shall have any other available legal recourse against Debtor and all other persons obligated under, or for the performance of, the Security Documents and Refinancing Agreement, or on the New Note, for the deficiency, together with interest thereon at fifteen percent (15%) per annum.

        7.4 ENFORCEMENT OF OBLIGATIONS. Nothing in this Agreement or in any other agreement shall affect or impair the unconditional and absolute right of the Secured Party to enforce the Obligations as and when the same shall become due in accordance with the terms of the New Note.

        7.5 VOTING RIGHTS. Upon the occurrence of an Event of Default, Debtor will not exercise any voting rights with respect to securities pledged as Collateral. Debtor hereby irrevocably appoints Secured Party as Debtors attorneyinfact (such power of attorney being coupled with an interest) and proxy to exercise any voting rights with respect to Debtors securities pledged as Collateral upon the occurrence of an Event of Default.

                                  ARTICLE VIII
                            RIGHTS OF SECURED PARTY

        8.1 SUBROGATION. Upon the occurrence of an Event of Default, Secured Party, at its election, may subrogate to all of the interest, rights and remedies of the Debtor, in respect to any of the Collateral or agreements pertaining thereto.

        8.2 SECURED PARTY APPOINTED ATTORNEYINFACT. Debtor hereby appoints Secured Party as attorneyinfact of Debtor, with full authority in the place and stead of Debtor and in the name of Debtor, Secured Party or otherwise, from time to time on Secured Party's discretion and upon the occurrence of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation: (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) of this Section 8.2; (c) to file any claims or take any action or institute any proceeding which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party against any of the Collateral; and (d) to assign and transfer the Collateral, or any part thereof, absolutely and to execute and deliver endorsements, assignments, conveyances, bills of sale and other instruments with power to substitute one or more persons or corporation with like power.

        8.3 PERFORMANCE BY SECURED PARTY. If Debtor fails to perform any agreement contained herein, Secured Party may itself perform, or cause the performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by Debtor under Section 8.8. In no event, however, shall Secured Party have any obligation or duties whatsoever to perform any covenant or agreement of Debtor contained herein, and any such performance by Secured Party shall be wholly discretionary with Secured Party.

        8.4 DUTIES OF SECURED PARTY. The powers conferred upon Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for money actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Debtor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i) Debtor makes written demand to Secured Party to do so, (ii) such written demand is received by Secured Party in sufficient time to permit Secured Party to take the action demanded in the ordinary course of its business, and (iii) Debtor provides additional collateral, acceptable to Secured Party in its sole discretion; (c) collect any amounts payable in respect of the Collateral (Secured Party being liable to account to Debtor only for what Secured Party may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until (i) Debtor makes written demand upon Secured Party to sell the Collateral, and (ii) Debtor provides additional collateral, acceptable to Secured Party in its sole discretion; or (f) hold the Collateral for or on behalf of any party other than Debtor.

        8.5 NO LIABILITY OF SECURED PARTY. Neither the acceptance of this Agreement by Secured Party, nor the exercise of any rights hereunder by Secured Party, shall be construed in any way as an assumption by Secured Party of any obligations, responsibilities, or duties of Debtor arising in connection with the Collateral assigned hereunder or otherwise bind Secured Party to the performance of any obligations respecting the Collateral, it being expressly understood that Secured Party shall not be obligated to perform, observe, or discharge any obligation, responsibility, duty, or liability of Debtor in respect of any of the Collateral, including without limitation appearing in or defending any action, expending any money or incurring any expense in connection therewith.

        8.6 RIGHT OF SECURED PARTY TO DEFEND ACTION AFFECTING SECURITY. Secured Party may, at the expense of Debtor, appear in and defend any action or proceeding at law or in equity purporting to affect Secured Party's Security Interest under this Agreement.

        8.7 RIGHT OF SECURED PARTY TO PREVENT OR REMEDY DEFAULT. If Debtor shall fail to perform any of the covenants, conditions and agreements required to be performed and observed by Debtor under the New Note, or any other instruments secured hereby, or in respect of the Collateral (subject to any applicable default cure period), Secured Party (a) may but shall not be obligated to take any action Secured Party deems necessary or desirable to prevent or remedy any such default by Debtor or otherwise to protect the Security Interest, and (b) shall have the absolute and immediate right to take possession of the Collateral or any part thereof (to the extent Secured Party has not previously taken possession) to such extent and as often as the Secured Party, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by Debtor, or otherwise to protect the security of this Agreement. Secured Party may advance or expend such sums of money for the account of Debtor as Secured Party in its sole discretion deems necessary for any such purpose.

        8.8 SECURED PARTY'S EXPENSES. All reasonable advances, costs, expenses, charges and attorneys' fees which Secured Party may make, pay or incur under any provision of this Agreement for the protection of its security or for the enforcement of any of its rights hereunder, or in foreclosure proceedings commenced and subsequently abandoned, or in any dispute or litigation in which Secured Party or the holder of any of the Obligations may become involved by reason of or arising out of the New Note, or the Collateral shall be a part of the Obligations and shall be paid by Debtor to Secured Party, upon demand, and shall bear interest until paid at the rate otherwise chargeable on the New Note, but not to exceed the maximum rate of interest permitted by applicable law, from the date of such payment until repaid by Debtor.

        8.9. CONVERTIBLE COLLATERAL. Secured Party may present for conversion any Collateral which is convertible into any other instrument or investment security or a combination thereof with cash, but Secured Party shall not have any duty to present for conversion any Collateral unless it shall have received from Debtor detailed written instructions to that effect at a time reasonably far in advance of the final conversion date to make such conversion possible.

        8.10 SECURED PARTY'S RIGHT OF SETOFF. Upon the happening of any event entitling Secured Party to pursue any remedy provided herein, or if Secured Party shall be served with garnishment process in which Debtor shall be named as defendant, whether or not Debtor shall be in default hereunder at the time, Secured Party may, but shall not be required to, setoff any indebtedness owing by Secured Party to Debtor against any of the Obligations without first resorting to the security hereunder and without prejudice to any other rights or remedies of Secured Party or its Security Interest.

        8.11 REMEDIES. No right or remedy herein reserved to Secured Party is intended to be exclusive of any other right or remedy, but each and every such remedy shall be cumulative, not in lieu of, but in addition to any other rights or remedies given under this Agreement and all other security documents. Any and all of Secured Party's rights and remedies may be exercised from time to time and as often as such exercise as deemed necessary or desirable by Secured Party.

        8.12 DEBTOR'S WAIVERS. Debtor waives notice of the creation, advance, increase, existence, extension, or renewal of, and of any indulgence with respect to, the Obligations; waives notice of intent to accelerate, notice of acceleration, notice of intent to demand, presentment, demand, notice of
dishonor,  and  protest;   waives  notice  of  the  amount  of  the  Obligations
outstanding at any time, notice of any change in financial condition of any person liable for the Obligations or any part thereof, notice of any Event of Default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations and any part thereof may be accelerated, extended, or renewed one or more times by Secured Party in its discretion, without notice to Debtor.

        8.13 OTHER PARTIES AND OTHER COLLATERAL. No renewal or extension of or any other indulgence with respect to the Obligations or any part thereof, no release of any security, no release of any person (including any maker, endorser, guarantor, or surety) liable on the Obligations, no delay in enforcement of payment, and no delay or admission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Agreement shall in other manner impair or affect the rights of Secured Party under the law, under this Agreement, or under any other agreement pertaining to the other security for the Obligations, before foreclosing upon the Collateral for the purpose of paying the Obligations. Debtor waives any right to the benefit of or to require or control application of any other security or proceeds thereof, and Debtor agrees that Secured Party shall have no duty or obligation to Debtor to apply to the Obligations any such other security or proceeds thereof.

                                   ARTICLE IX
                                 MISCELLANEOUS

        9.1 TERMS COMMERCIALLY REASONABLE. The terms of this Agreement shall be deemed commercially reasonable within the meaning of the Texas ucc.

        9.2 NOTICES. Any notices or demands required or permitted to be given hereunder shall be deemed sufficiently given if in writing and personally delivered or mailed (with all postage and charges prepaid), addressed to Secured Party or to Debtor their respective addresses set forth below, or at such other address as the above parties may from time to time designate by written notice to the other given in accordance with this Section 9.2. Any such notice, if personally delivered or transmitted by telex or telegram, shall be deemed to have been given on the date so delivered or transmitted or, if mailed, be deemed to have been given on the day after such notice is placed in the United States mail in accordance with this Section 9.2.

                Secured Party:           1301 Capital of Texas Hwy., Suite C-300
                                         Austin, Travis County, Texas 78746
                                         Attn: Mr. Duane K. Boyd, Jr.

                with copy to:          Timothy L. LaFrey, Esq.
                                       Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                       1900 Frost Bank Plaza
                                       816 Congress Avenue
                                       Austin, Texas 78701

                Debtor:                6807 West 12th Street
                                       Little Rock, Arkansas 72204

        9.3 PARTIES BOUND. Secured Party's rights under this Agreement and the Security Interest shall inure to the benefits of its successors and assigns, and in the event of any assignment or transfer of any of the Obligations or the Collateral, Secured Party thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Secured Party shall retain all rights and powers hereby given with respect to any of the Obligations or Collateral not so assigned or transferred. All representations, warranties, and agreements of Debtor if more than one are joint and several, and all shall be binding upon the personal representatives, heirs, successors, and assigns of Debtor.

        9.4 WAIVER. No delay of Secured Party in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Secured Party of any right hereunder of any default by Debtor shall be binding upon Secured Party unless in writing, and no failure by Secured Party to exercise any power or right hereunder or waiver of any default by Debtor shall operate as a waiver of any other or further exercise of such right or power of any further default.

        9.5 AGREEMENT CONTINUING. This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between Secured Party and Debtor shall be closed at any time, shall be equally applicable to any new transactions thereafter. Provisions of this Agreement, unless by their terms exclusive, shall be in addition to other agreements between the parties.

        9.6 DEFINITIONS. Unless the context indicated otherwise, definitions in the Texas Business and Commerce Code (Texas ucc) apply to words and phrases in this Agreement; if Texas ucc definitions conflict, Chapter 9 definitions apply.

        9.7 MISCELLANEOUS. In this Agreement, whenever the context so requires, the neuter gender includes the masculine and feminine, and the singular number includes the plural and vice versa. The headings of paragraphs herein are inserted only for convenience and shall in no way define, describe or limit the scope of intent of any provisions of this Agreement. No change, amendment, modification, cancellation, or discharge of any provision of this Agreement shall be valid unless consented to in writing by Secured Party.

        9.8 ASSIGNMENT OF SECURED PARTY'S INTEREST. Secured Party shall have the right to assign all or any portion of its rights in this Agreement without approval or consent. Debtor may not assign this Agreement or any of its rights or obligations hereunder without the express prior written consent of Secured Party in each instance.

        9.9 APPLICABLE LAWS. This Agreement Shall Be Governed By And Construed In Accordance With The Laws Of The State Of Texas And The Applicable Laws Of The United States Of America.

        9.10 ENTIRE AGREEMENT. This Agreement, the Security documents and the New Note Represent The Final Agreement Between The Parties And May Not Be Contradicted By Evidence Of Prior, Contemporaneous, Or Subsequent Oral Agreements Of The Parties. There Are No Unwritten Oral Agreements Between The Parties.

        Executed this 6th day of November, 1997.

Debtor:                                         Consolidated Eco-Systems, Inc.



                                           By: /s/ James J. Connors, Jr.

                                           Name: James J. Connors, Jr.

                                           Title: President/CEO


Secured Party:                           American Physicians Service Group, Inc.



                                           By: /s/ Duane Boyd

                                           Name: Duane Boyd

                                           Title: Senior VP

                                   SCHEDULE I

                      TO ASSIGNMENT AND SECURITY AGREEMENT


        Environmental  Laws  means all Laws that  relate  to  health,  safety or environmental protection, including without limitation the (i) Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984; (ii) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986; (iii) the Toxic Substances Control Act; (iv) the Americans with Disabilities Act of 1990, and (iv) the Clean Air Act; all as amended from time to time and including all regulations promulgated pursuant to any one or more of them.

        erisa means the Employment Retirement Income Security Act of 1974, as amended, together with all rules and regulations issued pursuant thereto and all rulings or interpretations adopted by any Governmental Entity thereunder.

        Governmental Entity means any government (or any political subdivision or jurisdiction thereof), court, bureau, agency, or other governmental authority having jurisdiction over Debtor, any Subsidiary, or any of its or their respective businesses, operations, assets, or properties.

        Hazardous Material means those substances defined as toxic or hazardous substances by or under any Environmental Laws.

        Laws shall mean all applicable laws, ordinances, statutes, orders, regulations, judgments, writs, or decrees of any Governmental Entity.

                                  Schedule II



     1. Certificate No. 1, dated January 24, 1997, for 1,000 shares of Eco Acquisition, Inc. $0.001 par value common stock, issued to Consolidated Eco-Systems, Inc.

     2. Certificate No. 1, dated January 24, 1997, for 1,000 shares of Larco Environmental Services, Inc. common stock, issued to Consolidated Eco-Systems, Inc.